                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 30, 2001


            HISTORIC PRESERVATION PROPERTIES 1989 LIMITED PARTNERSHIP
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     33-24129                     04-3021042
--------------------------------------------------------------------------------
(State or other                (Commission                   (IRS Employer
jurisdiction                   File Number)                Identification No.)
of incorporation)


             45 Broad Street, 3rd Floor, Boston, Massachusetts     02109
--------------------------------------------------------------------------------
           (Address of principal executive office)               (Zip Code)

       Registrant's telephone number, including area code: (617) 422-5815

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Historic Preservation Properties 1989 Limited Partnership (the "Partnership") owned a 50% membership interest in The Cosmopolitan at Mears Park, LLC (the "Investee Entity"), which owns an eight-story building in St. Paul, Minnesota consisting of 255 apartment units and 2,250 s.f. of commercial office space (the "Property"). On March 30, 2001, the Investee Entity, by obtaining a new $14,000,000 mortgage note with an interest rate of 6.995% from KeyCorp Real Estate Capital Markets, Inc. secured by the Property, was able to pay in full the outstanding principal, interest (which was at a rate of 9.14%) and other amounts due to the previous mortgage holder totaling $6,536,833. Simultaneously, the Investee Entity redeemed all but 1% of the other member's (Lillian B. Carney) membership interest through a payment to that member of $6,436,904. Consequently, the Partnership's membership interest in the Investee Entity increased from 50% to 99%, with the other member maintaining a 1% membership interest. The Investee Entity received net proceeds from the refinancing totaling $469,058. Closing costs for this transaction totaled $226,431; in addition, mortgage lender escrow requirements totaled $330,774.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements. Not applicable. The Partnership did not acquire a business, rather it acquired additional ownership interest in the Investee Entity, therefore, the filing of financial statements is not applicable.

(b)  Pro Forma Financial Information - Narrative.

     The Partnership's acquisition of additional membership interests has no material effect on the carrying value of its investment in the Investee Entity. The increased ownership percentage is effectively offset by the increase in mortgage debt on the Property, thereby resulting in no substantial effect to the Partnership's equity in the Investee Entity.

(c)  Exhibits.
          1.)  Redemption and Reorganization Agreement
          2.)  Mortgage Note



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         HISTORIC PRESERVATION PROPERTIES 1989
                                         LIMITED PARTNERSHIP

                                         By:  BOSTON HISTORIC PARTNERS LIMITED
                                              PARTNERSHIP, General Partner

                                          By: PORTFOLIO ADVISORY SERVICES, INC.,
                                              General Partner

Date:  April; 13, 2001                             By: /s/  Terrence P. Sullivan
                                                     ---------------------------
                                                       Terrence P. Sullivan
                                                       President

Date:  April 13, 2001                              By: /s/  Terrence P. Sullivan
                                                      --------------------------
                                                       Terrence P. Sullivan
                                                       General Partner


                                      -2-